Statements of Net Assets Available for Benefits - EBP 003 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 44,647,753	$ 39,742,525
Receivables:
Accrued interest and dividends	0	61,393
Participant loans	570,540	550,516
Total Receivables	570,540	611,909
Total Assets	45,218,293	40,354,434
Liabilities:
Distributions payable	102	147,683
Participants' excess deferrals payable	65,755	25,617
Total liabilities	65,857	173,300
Net assets available for benefits	$ 45,152,436	$ 40,181,134